FOR IMMEDIATE RELEASE

CONTACT:
Mike Rohrkemper, CFO
(859) 586-0600 x1416
investor@pomeroy.com
--------------------

  POMEROY IT SOLUTIONS, INC. - FINANCIAL RESULTS, THIRD QUARTER ENDED OCTOBER 5,
  ------------------------------------------------------------------------------
                                      2003
                                      ----

Hebron, KY; November 11, 2003: Pomeroy IT Solutions (NASDAQ: PMRY), today announced results for the third quarter and nine months ended October 5, 2003.

For the third quarter, Pomeroy IT Solutions (the "Company") recorded revenues of $158.1 million, 7.5% less than revenues of $170.9 million in Q3, 2002. Diluted earnings per share of $.21 for the quarter ended October 5, 2003, represent a decline of 47.5% from $.40 in Q3, 2002. For the same period, diluted earnings per share decreased 30% to $0.21 from $0.30 in the comparable period, excluding from Q3 2002, adjustments including a restructuring charge, a litigation settlement and a one-time tax benefit. The 2002 third quarter adjustments, net of tax, consisted of $1.6 million tax benefit offset by $141 thousand restructuring charge and a $186 thousand litigation settlement.

For the nine months ended October 5, 2003, revenues decreased 21.4% to $435.4 million from $553.8 million in the first nine months of 2002. For the nine months ended October 5, 2003, diluted earnings per share of $.49 represent a 56.3% decrease from $1.12 in the comparable period in 2002. For the same period, diluted earnings per share, excluding, net of tax, a $92 thousand litigation settlement in 2003 and excluding the 2002 nine month adjustments, decreased 52.4% to $0.50 from $1.05 in the comparable period. The 2002 nine month adjustments, net of tax, consisted of $1.6 million tax benefit offset by $438 thousand restructuring charge and a $186 thousand litigation settlement.

"As previously announced, we anticipated that our revenues and earnings would exceed estimates for the third quarter. We achieved the high end of that expected earnings range of $0.19 to $0.21. We are pleased in our sequential improvement in revenue and earnings for the second straight quarter. Our focus continues on cost containment and gaining market share." said President Stephen
E.  Pomeroy.

As a solution provider, Pomeroy IT Solutions offers three categories of service: enterprise consulting, enterprise infrastructure solutions and client management services. The Company has clientele across a broad spectrum of industries, governments and educational organizations. The Company employs approximately 1,500 individuals, more than half of whom are technical personnel, and maintain 27 regional facilities in Alabama, Florida, Georgia, Indiana, Iowa, Kentucky, Minnesota, Missouri, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee and West Virginia. For the year ended January 5, 2003, the Company reported revenues of $703 million.

Certain statements that are not purely historical constitute "forward-looking statements" for purposes of the Securities Act of 1933 and the Securities and Exchange Act of 1934, as amended, and as such they involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those projected or anticipated. These statements are based on information available to the Company as of the date hereof and the Company disclaims any


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intention  or obligation to update any such forward-looking statements.  Factors which could cause actual results to differ materially from current expectations include, but are not limited to, the estimated needs of customers as conveyed to the Company, existing market conditions including the overall demand for IT products and services, the terms of applicable agreements and certification programs and the assumptions regarding the Company's performance thereunder, the Company's ability to attract and retain technical personnel and to identify and develop expertise in future-demanded services, the Company's ability to identify suitable acquisition candidates and successfully integrate acquired companies, the nature and volume of products and services anticipated to be delivered and the Company's ability to obtain sufficient volumes of products and provide services.


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
                           POMEROY IT SOLUTIONS, INC.
                           CONSOLIDATED BALANCE SHEETS


(in thousands)                                                 October 5,   January 5,
                                                                  2003         2003
                                                               -----------  -----------
                                                                Unaudited
ASSETS

Current Assets:
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $    40,264  $    32,505

Accounts receivable:
   Trade, less allowance of $1,969 and $1,553 at October 5,
      2003 and January 5, 2003, respectively. . . . . . . . .      107,422       95,859
   Vendor receivables, less allowance of $3,334 at
        October 5, 2003 and January 5, 2003 . . . . . . . . .        3,820       10,297
   Net investment in leases . . . . . . . . . . . . . . . . .        3,258        1,966
   Other. . . . . . . . . . . . . . . . . . . . . . . . . . .        2,004        2,775
                                                               -----------  -----------
         Total receivables. . . . . . . . . . . . . . . . . .      116,504      110,897
                                                               -----------  -----------

Inventories . . . . . . . . . . . . . . . . . . . . . . . . .       13,201       11,238
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .        7,282       10,198
                                                               -----------  -----------
         Total current assets.. . . . . . . . . . . . . . . .      177,251      164,838
                                                               -----------  -----------

Equipment and leasehold improvements:
   Furniture, fixtures and equipment. . . . . . . . . . . . .       29,542       28,741
   Leasehold Improvements . . . . . . . . . . . . . . . . . .        6,426        5,951
                                                               -----------  -----------
         Total. . . . . . . . . . . . . . . . . . . . . . . .       35,968       34,692

   Less accumulated depreciation. . . . . . . . . . . . . . .       18,672       15,393
                                                               -----------  -----------
         Net equipment and leasehold improvements . . . . . .       17,296       19,299
                                                               -----------  -----------

Net investment in leases. . . . . . . . . . . . . . . . . . .        2,329        1,889
Goodwill. . . . . . . . . . . . . . . . . . . . . . . . . . .       66,493       60,635
Intangible assets . . . . . . . . . . . . . . . . . . . . . .          481          540
Other assets. . . . . . . . . . . . . . . . . . . . . . . . .        1,027        1,295
                                                               -----------  -----------
         Total assets . . . . . . . . . . . . . . . . . . . .  $   264,877  $   248,496
                                                               ===========  ===========

                           POMEROY IT SOLUTIONS, INC.
                           CONSOLIDATED BALANCE SHEETS


(in thousands)                                                   October 5,   January 5,
                                                                    2003         2003
                                                                ------------  -----------
                                                                (unaudited)
LIABILITIES AND EQUITY

Current Liabilities:
Accounts payable . . . . . . . . . . . . . . . . . . . . . . .  $     48,394  $    31,165
Current portion of notes payable . . . . . . . . . . . . . . .           663          541
Deferred revenue . . . . . . . . . . . . . . . . . . . . . . .         3,330        1,490
Other current liabilities. . . . . . . . . . . . . . . . . . .        10,692        8,308
                                                                ------------  -----------
       Total current liabilities . . . . . . . . . . . . . . .        63,079       41,504
                                                                ------------  -----------

Notes payable. . . . . . . . . . . . . . . . . . . . . . . . .           663            -
Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . .         4,728        3,318
Commitments and contingencies

Equity:
   Preferred stock,  $.01 par value; authorized 2,000 shares,
      (no shares issued or outstanding). . . . . . . . . . . .             -            -
   Common stock, $.01 par value; authorized 20,000 shares,
      (12,927 and 12,869 shares issued at October 5, 2003 and
      January 5, 2003, respectively) . . . . . . . . . . . . .           129          129
   Paid in capital . . . . . . . . . . . . . . . . . . . . . .        82,295       81,740
   Retained earnings . . . . . . . . . . . . . . . . . . . . .       122,262      125,988
                                                                ------------  -----------
                                                                     204,686      207,857
    Less treasury stock, at cost (738 and 355 shares
      at October 5, 2003 and January 5, 2003, respectively). .         8,279        4,183
                                                                ------------  -----------
         Total equity. . . . . . . . . . . . . . . . . . . . .       196,407      203,674
         Total liabilities and equity. . . . . . . . . . . . .  $    264,877  $   248,496
                                                                ============  ===========


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

                           POMEROY IT SOLUTIONS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME


(in thousands, except per share data)        Three Months Ended
                                         --------------------------
                                          October 5,    October 5,
                                             2003          2002
                                         ------------  ------------
                                         (unaudited)   (unaudited)
Net sales and revenues:
 Sales-equipment, supplies and leasing.  $   125,698   $   136,976
 Service. . . . . . . . . . . . . . . .       32,374        33,945
                                         ------------  ------------
    Total net sales and revenues. . . .      158,072       170,921
                                         ------------  ------------

Cost of sales and service:
 Sales-equipment, supplies and leasing.      116,825       125,777
 Service. . . . . . . . . . . . . . . .       23,612        23,692
                                         ------------  ------------
    Total cost of sales and service . .      140,437       149,469
                                         ------------  ------------
         Gross profit . . . . . . . . .       17,635        21,452
                                         ------------  ------------

Operating expenses:
   Selling, general and administrative.       11,331        12,551
   Rent expense . . . . . . . . . . . .          802           786
   Depreciation . . . . . . . . . . . .        1,228         1,158
   Amortization . . . . . . . . . . . .           63           328
   Provision for doubtful accounts. . .            -           400
   Restructuring charge . . . . . . . .            -           227
   Litigation settlement. . . . . . . .            -           300
                                         ------------  ------------
         Total operating expenses . . .       13,424        15,750
                                         ------------  ------------

Income from operations. . . . . . . . .        4,211         5,702
                                         ------------  ------------

Other expense (income):
   Interest . . . . . . . . . . . . . .           (7)          112
   Miscellaneous. . . . . . . . . . . .           16           (45)
                                         ------------  ------------
         Net other expense (income) . .            9            67
                                         ------------  ------------

   Income  before income tax. . . . . .        4,202         5,635
   Income tax expense . . . . . . . . .        1,639           541
                                         ------------  ------------
   Net income . . . . . . . . . . . . .  $     2,563   $     5,094
                                         ============  ============

Weighted average shares outstanding:
   Basic. . . . . . . . . . . . . . . .       12,226        12,745
                                         ============  ============
   Diluted. . . . . . . . . . . . . . .       12,369        12,772
                                         ============  ============

Earnings per common share:
   Basic. . . . . . . . . . . . . . . .  $      0.21   $      0.40
                                         ============  ============
   Diluted. . . . . . . . . . . . . . .  $      0.21   $      0.40
                                         ============  ============


                                        5
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
                           POMEROY IT SOLUTIONS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME


(in thousands, except per share data)         Nine Months Ended
                                          -------------------------
                                          October 5,    October 5,
                                             2003          2002
                                         ------------  ------------
                                         (unaudited)   (unaudited)
Net sales and revenues:
 Sales-equipment, supplies and leasing.  $   341,879   $   453,352
 Service. . . . . . . . . . . . . . . .       93,523       100,497
                                         ------------  ------------
    Total net sales and revenues. . . .      435,402       553,849
                                         ------------  ------------

Cost of sales and service:
 Sales-equipment, supplies and leasing.      316,186       414,955
 Service. . . . . . . . . . . . . . . .       67,887        69,520
                                         ------------  ------------
    Total cost of sales and service . .      384,073       484,475
                                         ------------  ------------
         Gross profit . . . . . . . . .       51,329        69,374
                                         ------------  ------------

Operating expenses:
   Selling, general and administrative.       34,627        39,475
   Rent expense . . . . . . . . . . . .        2,397         2,550
   Depreciation . . . . . . . . . . . .        3,643         3,485
   Amortization . . . . . . . . . . . .          360           824
   Provision for doubtful accounts. . .          200           900
   Restructuring charge . . . . . . . .            -           714
   Litigation settlement. . . . . . . .          150           300
                                         ------------  ------------
         Total operating expenses . . .       41,377        48,248
                                         ------------  ------------

Income from operations. . . . . . . . .        9,952        21,126
                                         ------------  ------------

Other expense (income):
   Interest . . . . . . . . . . . . . .          (21)          437
   Miscellaneous. . . . . . . . . . . .            1           (53)
                                         ------------  ------------
         Net other expense (income) . .          (20)          384
                                         ------------  ------------

   Income  before income tax. . . . . .        9,972        20,742
   Income tax expense . . . . . . . . .        3,889         6,358
                                         ------------  ------------
   Net income . . . . . . . . . . . . .  $     6,083   $    14,384
                                         ============  ============

Weighted average shares outstanding:
   Basic. . . . . . . . . . . . . . . .       12,340        12,729
                                         ============  ============
   Diluted. . . . . . . . . . . . . . .       12,390        12,799
                                         ============  ============

Earnings per common share:
   Basic. . . . . . . . . . . . . . . .  $      0.49   $      1.13
                                         ============  ============
   Diluted. . . . . . . . . . . . . . .  $      0.49   $      1.12
                                         ============  ============


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